UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 2, 2006

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31390	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

2400 Xenium Lane North
	Plymouth, Minnesota	55441
	(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 2, 2006, the Board of Directors of Christopher & Banks Corporation (the “Company”) elected Mark A. Cohn to serve as an additional Class 3 director.  Mr. Cohn was not elected to the Board pursuant to any arrangement or understanding between him and any other person.  There is not currently, nor has there been since the beginning of the Company’s last fiscal year, any transaction with the Company in which Mr. Cohn has or had a direct or indirect material interest.  On October 3, 2006, the Company issued a press release announcing the election of Mr. Cohn to its Board of Directors.  A copy of such press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01                      Financial Statements and Exhibits.

(a)                    Financial statements:  None.

(b)                   Pro forma financial information:  None.

(c)                    Shell company transactions:  None.

(d)                   Exhibits:

99.1     Press release dated October 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: October 3, 2006	By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President
and Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 3, 2006